UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                           May 18, 2006 (May 17, 2006)


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-23340                 51-0332317
         --------                    -------                 ----------
     (State or other               (Commission             (IRS Employer
       jurisdiction                File Number)         Identification Number)
     of incorporation)


    105 Westpark Drive, Suite 200, Brentwood, Tennessee          37027
    ---------------------------------------------------          -----
         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     (a) As previously disclosed, on May 6, 2006, Michael E. Gallagher, who had served on the Board of Directors for America Service Group Inc. (the "Company") since 2003, submitted his resignation as a director effective as of that date. On May 8, 2006, Carol R. Goldberg, who had served on the Company's Board of Directors since 1991, submitted her resignation as a director effective as of that date. As a result of these director resignations, the Company notified The NASDAQ Stock Market, Inc. ("NASDAQ") that the Company is not in compliance with the director independence requirements of Marketplace Rule 4350(c) and the audit committee composition requirements of Marketplace Rule 4350(d)(2)(A).

     On May 17, 2006, the Company received a letter from NASDAQ Listing Qualifications confirming that the Company is not in compliance with NASDAQ's independent director and audit committee requirements for continued listing set forth in Marketplace Rule 4350. According to the letter, the Company has until the earlier of May 6, 2007, or its next annual shareholders' meeting, to regain compliance with these requirements. The Company's next annual shareholders' meeting is currently scheduled for June 14, 2006. If the annual shareholders' meeting is held on that date, as currently scheduled, the Company must be in compliance with NASDAQ Marketplace Rules on or before that date or face possible delisting from NASDAQ. The Company is actively conducting a search for at least two independent directors to serve on its Board of Directors and Audit Committee. The addition of one qualified independent director to serve on the Audit Committee will allow the Company to regain compliance with Marketplace Rule 4350.

     The Company issued a press release disclosing that it received the letter from NASDAQ described above. A copy of the press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits.

                 99.1    Press Release dated May 18, 2006.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICA SERVICE GROUP INC.



Date: May 18, 2006                       By: /s/ Michael W. Taylor
                                             -----------------------------------
                                             Michael W. Taylor
                                             Senior Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1     Press Release dated May 18, 2006